SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20594

FORM 8-K/A
2ND AMENDMENT

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

September 27, 2006
Date of Report (Date of earliest event reported)

SECURED FINANCIAL NETWORK, INC.
(Exact name of registrant as specified in its charter)

Nevada
 (State or other jurisdiction of incorporation)

000-28457	86-0955239
(Commission File Number)	(IRS Employer Identification No.)

101 NE Third Avenue, Suite 1500, Ft. Lauderdale,	FL 33301
(Address of principal executive offices)	(Zip Code)

(954) 332-3793
Registrant’s telephone number, including area code

7951 SW 6th Street, Suite 210, Plantation, FL 33024
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The 8-K dated February 23, 2007 and filed with the SEC on February 26, 2007 should have been filed as an 8-K/A

ITEM 1.01 Amended 8-K/A Updated Terms To Membership Purchase Agreement Entered Into On September 27, 2006

The original 8-K dated February 23, 2007 and filed with the SEC February 26, 2007 contained the incorrect “Envoii Deployment License Agreement”.

On September 27, 2006 the Company signed a Membership Purchase Agreement with Virtual Payment Solutions, LLC. (VPS), a Nevada Limited Liability Company, to purchase all of the issued and outstanding units of membership interest of Virtual Payment Solutions, LLC.

Since entering into that agreement, the Company has found it necessary to renegotiate the terms of the September 27, 2006 agreement with new terms and conditions.

On February 15, 2007 the Company entered into an “Asset Purchase Agreement”, which replaced and voided the original “Membership Purchase Agreement” with VPS dated September 27, 2006.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

 Item 9.01 - Financial Statements and Exhibits

(a) Financial statement
    None

(b ) Exhibits

10.1  ASSET PURCHASE AGREEMENT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURED FINANCIAL NETWORK, INC. (Registrant)

Date: March 1, 2007	By:	/s/ Michael E. Fasci
Title: Chief Financial Officer